UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 15, 2013

Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State of Incorporation)

001-32347 (Commission File Number)	No. 88-0326081 (I.R.S. Employer Identification No.)

6225 Neil Road, Reno, Nevada (Address of Principal Executive Offices)	89511-1136 (Zip Code)

(775) 356-9029
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01                      Other Events.

Item 9.01                      Financial Statements and Exhibits

Signatures

Exhibit Index

Exhibit 99.1                        Press Release of the Company dated March 20, 2013.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.                      Other Events.

On March 15, 2013, Mammoth Pacific  LLC, (MPLP) wholly-owned subsidiary of the Company, entered into a Letter  Agreement with Southern California Edison Company (SCE) ( The Agreement).  Pursuant to the Agreement, MPLP and SCE agreed to terminate certain qualifying facility power purchase agreement entered between MPLP and SCE under which the power generated at G3 and G1 plants of the Mammoth complex are sold to SCE, known as Contract QFID 3003 and Contract QFID 3018 ( G1 & G3 PPA’s). Subject to satisfaction of certain obligation of MPLP, the termination will enter into force as of Midnight on March 31, 2013. Under the Agreement MPLP agreed to extend the term of the power purchase agreement related to G2 of the Mammoth Complex, known as Contract QFID 3027 and for which SCE & MPLP have executed an Amended and Restated Contract QFID 3027.

In consideration for SCE execution of the Agreement, MPLP made a termination payment SCE in the amount of $8,978,840.  Upon termination of the G1& G3 PPAs pursuant to the Agreement, both parties are released from any further obligations under such PPA’s.

The Company will record the termination payment as an expense in its first quarter financial statements.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 99.1	Press Release of the Company dated March 20, 2013.

Safe Harbor Statement

Information provided in this report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Company's plans, objectives and expectations for future operations and are based upon its management's current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see "Risk Factors" as described in Ormat Technologies, Inc.'s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.

By:	/s/ Yehudit Bronicki
Name: Yehudit Bronicki
Title: Chief Executive Officer

Date:  March 20, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of the Company dated March 20, 2013.